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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                   FORM 8-K/A

                                 Amendment No. 2

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report  (Date of  earliest event reported)              January 11, 2000
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               Realmark Property Investors Limited Partnership II
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-11909                  16-1212761
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      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)


2350 North Forest Road, Suite 12A, Getzville, New York              14068
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(Address of principal executive office)                             (Zip Code)


Registrant's telephone number,including area code                 (716) 636-9090
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                                      None
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          (Former Name or Former Address, if changed Since Last Report)



                              (Page 1 of 4 pages)

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      On January 11, 2000, Deloitte & Touche, LLP ("D & T") notified the Company that its relationship as the principal accountant to audit the Company's financial statements had ceased. In its resignation letter, D & T did not provide the Company with any reasons for withdrawing from its auditing relationship with the Company.

      D & T's report on the financial statements of the Company for the fiscal year ended December 31, 1998 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that D & T's report included a reference to a substantial doubt about the Company's ability to continue as a going concern.

      D & T's report on the financial statements of the Company for the fiscal year ended December 31, 1997 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that D & T's report included a reference to a substantial doubt about the Company's ability to continue as a going concern.

      During the Company's fiscal years ended December 31, 1999 and December 31, 1998, and the period subsequent to December 31, 1999 preceding D & T's withdrawal, there were no disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and D & T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of D & T, would have caused D & T to make a reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements.

      During the Company's fiscal year ended December 31, 1997, there were no disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and D & T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of D & T, would have caused D & T to make a reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements.

      There has not occurred, during the two fiscal years ended December 31, 1999, or any subsequent period preceding D & T's withdrawal, any reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, with respect to D & T, except as set forth in a draft report from D & T addressed to the general partner of the Company and certain affiliated entities, dated April 30, 1999 ("Draft Letter"). The Draft Letter was not finalized or issued, and will not be in light of D & T's resignation as auditors. The Draft Letter alleged certain material and other weaknesses in the Company's internal controls and operations relative to the preparation of the Company's financial statements for the fiscal year ended December 31, 1998. According to the Draft Letter, material weaknesses involve matters coming to the attention of D & T in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be


                              (Page 2 of 4 pages)
material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

      The following material weaknesses in internal controls of the Company and/or certain affiliated entities were noted in the Draft Letter: unqualified accounting and reporting personnel, poorly reconciled rent roll, cash accounts and mortgage statements, inadequate physical safeguards over cash, inadequate procedures for collection of rent, poor designation of the bad debt expense account, inadequate procedures for the accounting of property assets, inadequate support for certain construction account disbursements, weakness in invoice input/payment approval process, inadequate procedures for purchase order issuance and maintenance and for preparation of monthly financial statements, inadequate provisions for the maintenance of a separate property and joint venture account and inadequate procedure for tracking the reimbursement of employee medical and dental costs.

      Of the foregoing, the material weakness in internal controls regarding inadequate support for certain account disbursements related only to an affiliated entity and not the Company.

      There had not occurred, during the fiscal year ended December 31, 1997, any reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, with respect to D & T.

      As previously reported on Form 8-K/A, filed with the Securities and Exchange Commission on February 3, 2000, the Company engaged Toski, Schaefer & Co., P.C. as its independent accountants, effective January 28, 2000 ("TS & C"). During the Company's two most recent fiscal years through January 28, 2000, the Company had not consulted TS & C.

      The Company has studied the Draft Letter and believes many of the suggested changes have been made and it intends to discuss others with TS & C. Thereafter, the Company intends to take all practical actions which it determines to be necessary to remedy any remaining weaknesses in its internal controls.

      The Company has requested a letter from D & T as to whether D & T agrees or disagrees with the above statements. As of the date of filing of this report on Form 8-K/A, the Company has not yet received such letter.

ITEM. 7     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Not Applicable

      (b)   Not Applicable

      (c)   None


                              (Page 3 of 4 pages)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    REALMARK PROPERTY INVESTORS
                                    LIMITED PARTNERSHIP II

                                    By:  Realmark Properties, Inc.,
                                               a general partner

                                    By:  /s/ Joseph M. Jayson
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                                          Joseph M. Jayson
                                          President and Director


Dated:  April 17, 2000


                              (Page 4 of 4 pages)